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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  June 6, 1997

                                   WABAN INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          1-10259                                       33-0109661
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  (Commission File Number)                 (IRS Employer Identification No.)


One Mercer Road, Natick, Massachusetts                             01760
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(Address of principal executive offices)                         (Zip Code)

                                 (508) 651-6500
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               Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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             (Former Name or Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS

     Waban Inc. ("Waban") is filing this Current Report on Form 8-K for the purpose of filing as an exhibit hereto the Standby Purchase Agreement, dated as of June 6, 1997 (the "Standby Purchase Agreement"), by and among Waban, BJ's Wholesale Club, Inc. and Prudential Securities Incorporated ("Prudential"). Pursuant to the Standby Purchase Agreement, Prudential has agreed, subject to certain conditions, to purchase from Waban up to 2,160,606 of the Common Stock, $.01 par value per share, of Waban; however, Prudential will purchase shares from Waban if, and then only to the extent that, more than $53,474,000 of Waban's 6.5% Convertible Subordinated Debentures due 2002 are not duly surrendered for conversion prior to 6:00 p.m., Eastern time, on June 26, 1997.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          The exhibits listed in the Exhibit Index filed as part of this report are filed as part of and are included in this report.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 6, 1997                 WABAN INC.


                              /s/ Edward J. Weisberger
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                              By:    Edward J. Weisberger
                              Title: Senior Vice President
                                     and Chief Financial Officer
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                                 EXHIBIT INDEX


        EXHIBIT NO.                         Description
        ----------                          -----------
            1                    Standby Purchase Agreement, dated
                                 as of June 6, 1997, by and among Waban
                                 Inc., BJ's Wholesale Club, Inc. and
                                 Prudential Securities Incorporated.